UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

 of the Securities Exchange Act of 1934

June 13, 2025

Date of Report (Date of Earliest Event Reported)

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 13, 2025, Mallinckrodt plc (“Mallinckrodt”), held special court-ordered meetings of shareholders (the “Court Meetings”) and an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), in each case relating to the pending merger transaction with Endo, Inc. (“Endo”) pursuant to the Transaction Agreement, dated as of March 13, 2025 (as amended on April 23, 2025 and as may be amended, modified or supplemented from time to time) by and among Mallinckrodt, Endo and Salvare Merger Sub LLC (“Merger Sub”), a wholly owned subsidiary of Mallinckrodt (such agreement, the “Transaction Agreement”). The Transaction Agreement provides that (i) the articles of association of Mallinckrodt will be amended by means of a scheme of arrangement under Irish law (the “scheme” or the “scheme of arrangement”), which requires shareholder approval and sanction from the High Court of Ireland; (ii) subject to and conditional upon the scheme of arrangement becoming effective, the memorandum of association of Mallinckrodt and articles of association of Mallinckrodt will be further amended, which requires shareholder approval at the Extraordinary General Meeting; and (iii) Merger Sub will merge with and into Endo, with Endo surviving the merger as a wholly owned subsidiary of Mallinckrodt.

As of the close of business (Eastern Time in the United States) on April 29, 2025, the record date for the shareholders entitled to vote at the Court Meetings and the Extraordinary General Meeting, there were a total of 19,736,759 issued Mallinckrodt ordinary shares (excluding treasury shares). A quorum was present at each of the Court Meetings and the Extraordinary General Meeting.

Each applicable class of shareholders approved the scheme of arrangement at their respective Court Meetings. Each resolution proposed at the Extraordinary General Meeting was approved by the requisite vote of Mallinckrodt’s shareholders.

The final results of voting on each of the items submitted to a vote of Mallinckrodt’s shareholders at the Court Meetings and the Extraordinary General Meeting are as follows. There were no broker non-votes with respect to any of the resolutions that were proposed at the Court Meetings or the Extraordinary General Meeting.

Further information about the matters presented at the Court Meetings and the Extraordinary General Meeting can be found in Mallinckrodt’s registration statement on Form S-4 ( Registration File No. 333-286694).

Court Meetings

1.	First List Shareholders' Court Meeting: To approve the scheme of arrangement.

For	Against	Abstain

5,606,701	0	0

In addition, of the 49 shareholders voting on the resolution, 49 shareholders or 100% of those voting voted in favor of the resolution and 0% of those voting voted against the resolution.

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2.	Second Designator Shareholders' Court Meeting: To approve the scheme of arrangement.

For	Against	Abstain

4,088,009	0	0

In addition, of the 63 shareholders voting on the resolution, 63 shareholders or 100% of those voting voted in favor of the resolution and 0% of those voting voted against the resolution.

3.	Third Designator Shareholders' Court Meeting: To approve the scheme of arrangement.

For	Against	Abstain

855,054	0	0

In addition, of the 13 shareholders voting on the resolution, 13 shareholders or 100% of those voting voted in favor of the resolution and 0% of those voting voted against the resolution.

4.	Non-Designated Shareholders' Court Meeting: To approve the scheme of arrangement.

For	Against	Abstain

6,360,815	0	0

In addition, of the 158 shareholders voting on the resolution, 158 shareholders or 100% of those voting voted in favor of the resolution and 0% of those voting voted against the resolution.

Extraordinary General Meeting

Resolution	For	Against	Abstain
Resolution 1: Approve the scheme of arrangement and authorize the directors of Mallinckrodt to take all such actions as they consider necessary or appropriate for carrying the scheme of arrangement into effect.	16,911,610	0	0
Resolution 2: Approve, subject to and conditional upon the scheme of arrangement becoming effective, the amendment to the Article 6 of the existing Mallinckrodt articles of association pursuant to the scheme.	16,911,610	0	0
Resolution 3: Approve, subject to and conditional upon the adoption of Resolutions 1 and 2 and the scheme of arrangement becoming effective, the variation and increase of Mallinckrodt's authorized share capital by the creation of a new class of preferred shares of 500,000,000 Preferred Shares of US$0.01 each, such that post-completion the authorized share capital of Mallinckrodt shall be US$10,000,000 and €25,000 divided into 500,000,000 Ordinary Shares of US$0.01 each, 500,000,000 Preferred Shares of US$0.01 each and 25,000 Ordinary A Shares of €1.00 each.	16,911,610	0	0

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Resolution 4: Approve, subject to the approval of Resolutions 1, 2 and 3, and the scheme of arrangement becoming effective, the amendment to Clause 4 of Mallinckrodt's memorandum of association to reflect the variation and increase in Mallinckrodt's authorized share capital pursuant to Resolution 3.	16,911,610	0	0
Resolution 5:
Resolution 5a: approve, subject to and conditional upon the approval of Resolutions 1, 2, 3 and 4, and the scheme of arrangement becoming effective, and the approval of each of the following Resolutions 5(b)-(i), the adoption of each of the amendments to Mallinckrodt's articles of association set forth in Annex I of the joint proxy statement/prospectus as the new Mallinckrodt articles of association, in substitution for and to the exclusion of the articles of association of Mallinckrodt;	16,911,610	0	0
Resolution 5b: approve, subject to and conditional upon the approvals of Resolutions 1, 2, 3 and 4, the scheme of arrangement becoming effective, and the approval of Resolutions 5(a), and 5(c)-(i), the amendment to certain provisions related to Mallinckrodt's capital structure including to remove non- statutory pre-emption rights and to introduce provisions related to the rights attaching to the Preferred Shares;	16,911,610	0	0
Resolution 5c: approve, subject to and conditional upon the approvals of Resolutions 1, 2, 3 and 4, the scheme of arrangement becoming effective, and the approval of Resolutions 5(a)-(b), and 5(d)-(i), the amendments to the provisions regarding dealings in transfers and registration of Mallinckrodt shares;	16,911,610	0	0
Resolution 5d: approve, subject to and conditional upon the approvals of Resolutions 1, 2, 3 and 4, the scheme of arrangement becoming effective, and the approval of Resolutions 5(a)-(c), and 5(e)-(i), the amendments to the provisions regarding Mallinckrodt shareholder meetings;	16,911,610	0	0
Resolution 5e: approve, subject to and conditional upon the approvals of Resolutions 1, 2, 3 and 4, the scheme of arrangement becoming effective, and the approval of Resolutions 5(a)-(d), and 5(f)-(i), the amendments to the provisions regarding transactions involving Mallinckrodt;	16,911,610	0	0

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Resolution 5f: approve, subject to and conditional upon the approvals of Resolutions 1, 2, 3 and 4, the scheme of arrangement becoming effective, and the approval of Resolutions 5(a)-(e), and 5(g)-(i), the amendments to the provisions regarding proceedings of Mallinckrodt directors;	16,911,610	0	0
Resolution 5g: approve, subject to and conditional upon the approvals of Resolutions 1, 2, 3 and 4, the scheme of arrangement becoming effective, and the approval of Resolutions 5(a)-(f), and 5(h)-(i), the amendments to the provisions regarding appointment and removal of Mallinckrodt directors;	16,911,610	0	0
Resolution 5h: approve, subject to and conditional upon the approvals of Resolutions 1, 2, 3 and 4, the scheme of arrangement becoming effective, and the approval of Resolutions 5(a)-(g), and 5(i), the removal of information rights and board observer; and	16,911,610	0	0
Resolution 5i: approve, subject to and conditional upon the approvals of Resolutions 1, 2, 3 and 4, the scheme of arrangement becoming effective, and the approval of Resolutions 5(a)-(h), certain other miscellaneous changes.	16,911,610	0	0
Resolution 6:
Resolution 6a: approve, subject to and with the consent of the Irish High Court, the cancellation and extinguishment of the entire amount (or such lesser amount as the directors of Mallinckrodt or the Irish High Court may determine) standing to the credit of Mallinckrodt's share premium account as at the date of the joint proxy statement/prospectus such that the reserve resulting from such cancellation be treated as profits available for distribution as defined by section 117 of the Irish Companies Act;	16,911,610	0	0
Resolution 6b: approve, subject to the adoption of Resolution 6(a), authorizing each director, secretary or executive officer of Mallinckrodt, to proceed to seek the confirmation of the Irish High Court to a reduction of company capital by the pre-merger authorized amount.	16,911,610	0	0
Resolution 7:
Resolution 7a: approve, subject to and with the consent of the Irish High Court, the cancellation and extinguishment of the entire amount (or such lesser amount as the directors of Mallinckrodt or the Irish High Court may determine) standing to the credit of Mallinckrodt's share premium account following the closing of the transaction, such that the reserve resulting from such cancellation be treated as profits available for distribution as defined by section 117 of the Irish Companies Act;	16,911,610	0	0

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Resolution 7b: approve, subject to the adoption of Resolution 7(a), authorizing each director, secretary or executive officer of Mallinckrodt, to proceed to seek the confirmation of the Irish High Court to a reduction of company capital by the authorized amount.	16,911,610	0	0
Resolution 8: Approve the amended and restated registration rights agreement for administrative purposes and in preparation for the potential future listing of Mallinckrodt ordinary shares on the New York Stock Exchange.	16,911,610	0	0
Resolution 9: Approve any motion by the chair to adjourn the Extraordinary General Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Extraordinary General Meeting to approve Resolutions 1 through 8.	16,911,610	0	0

Because the Extraordinary General Meeting resolutions were approved by the requisite votes, no adjournment of the Extraordinary General Meeting was necessary.

Item 8.01	Other Events.

On June 13, 2025, Mallinckrodt issued a joint press release with Endo announcing the results of their respective special meetings of shareholders. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Joint Press Release, dated June 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC

Date: June 13, 2025	By:	/s/ Mark Tyndall
	Name:	Mark Tyndall
	Title:	Executive Vice President and Chief Legal Officer & Corporate Secretary